Exhibit 23(o)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of May, 2000.

                                            /S/  ANTHONY J. REILLY
                                            ---------------------------
                                            ANTHONY J. REILLY
                                            President


STATE OF OHIO                               )
                                            )   ss:
COUNTY OF FRANKLIN                          )

     Before me, a Notary Public, in and for said county and state, personally appeared ANTHONY J. REILLY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of May, 2000.

                                            /S/  LISA R. HUNTER
                                            ---------------------------
                                            Notary Public

                                            My commission expires: JUNE 30, 2004

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the Treasurer and Secretary of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of May, 2000.

                                            /S/ LISA R. HUNTER
                                            -------------------------------
                                            LISA R. HUNTER
                                            Trustee, Treasurer and Secretary


STATE OF OHIO                               )
                                            )   ss:
COUNTY OF FRANKLIN                          )

     Before me, a Notary Public, in and for said county and state, personally appeared LISA R. HUNTER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of May, 2000.

                                        /S/  SANDRA QUINN
                                        --------------------------
                                        Notary Public


                                        My commission expires: JANUARY 21, 2002

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 1997.

                                         /S/  GARY A. RADVILLE
                                         ------------------------------
                                         GARY A. RADVILLE
                                         Trustee


STATE OF ILLINOIS                   )
                                    )   ss:
COUNTY OF COOK                      )

     Before me, a Notary Public, in and for said county and state, personally appeared GARY A. RADVILLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 29th day of October 1997.

                                           /S/ DONNA M. RECUPIDO
                                           ---------------------------
                                           Notary Public


                                           My commission expires: 7/31/2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of October, 1997.

                                        /S/ JOHN M. BOBB, III
                                        --------------------------------
                                        JOHN M. BOBB, III
                                        Trustee


STATE OF OHIO                               )
                                            )   ss:
COUNTY OF FRANKLIN                          )

     Before me, a Notary Public, in and for said county and state, personally appeared JOHN M. BOBB, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 13th day of October, 1997.

                                            /S/ JOANN M. STRASSER
                                            --------------------------------
                                            Notary Public


                                            My commission has no expiration date

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of October, 1997.

                                          /S/  VIRGINIA H. RADER
                                          -------------------------------------
                                          VIRGINIA H. RADER
                                          Trustee


STATE OF OHIO                               )
                                            )     ss:
COUNTY OF FRANKLIN                          )

     Before me, a Notary Public, in and for said county and state, personally appeared VIRGINIA H. RADER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of October, 1997.

                                        /S/ JOANN M. STRASSER
                                        ----------------------------------
                                        Notary Public


                                        My commission has no expiration date